UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 20, 2026

Paloma Acquisition Corp. I

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43134	N/A
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

535 Fifth Avenue, 4th Floor

New York, New York

(Address of Principal Executive Offices)

10017

(Zip Code)

(929) 828-7221

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PALOU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	PALO	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PALOW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on February 20, 2026, Paloma Acquisition Corp. I (the “Company”) consummated its initial public offering (the “IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares), and one-half of one redeemable warrant of the Company (each warrant, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000. The Company granted Jefferies LLC (the “Underwriter”) a 45-day option to purchase up to 2,250,000 Units to cover over-allotments, if any. On February 23, 2026, the Underwriters partially exercised the over-allotment option and, on February 25, 2026, purchased an additional 1,450,000 Units from the Company (the “Over-Allotment Option Units”), generating additional gross proceeds of $14,500,000.

As previously disclosed, on February 20, 2026, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 500,000 private placement units (the “Private Placement Units”) to Paloma Capital Group LLC, the Company’s sponsor (the “Sponsor”) and the Underwriter at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $5,000,000. In connection with the closing of the purchase of the Over-Allotment Option Units, the Company sold an additional 29,000 Private Placement Units (the “Additional Private Placement Units”) to the Sponsor and the Representative at a price of $10.00 per Additional Private Placement Unit, generating an additional $290,000 of gross proceeds. The Additional Private Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

As previously disclosed, on February 20, 2026, a total of $150,000,000 out of the proceeds from the IPO and the sales of the Private Placement Units was placed in a U.S.-based trust account maintained by Efficiency INC., acting as trustee. On February 25, 2026 an additional $14,500,000 consisting of the net proceeds from the sale of the Over-Allotment Option Units and the Additional Private Placement Units was placed in the trust account, resulting in a total of $164,500,000 held in the trust account.

An audited balance sheet as of February 20, 2026 reflecting the receipt of the proceeds upon the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Audited Balance Sheet as of February 20, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALOMA ACQUISITION CORP. I

By:	/s/ Anna Nahajski-Staples
	Name:	Anna Nahajski-Staples
	Title:	Chief Executive Officer

Dated: February 27, 2026

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